NATIONWIDE MUTUAL FUNDS
Nationwide Small Company Growth Fund

Supplement dated June 25, 2012
to the Prospectus dated December 15, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective August 1, 2012, the following changes to the Prospectus will be implemented:

1.
The list of purchasers for whom front-end sales charges on Class A shares are waived, under the heading “Waiver of Class A Sales Charges” on page 10 of the Prospectus, is revised by deleting the third bullet point and replacing it with the following:

•
any investor who purchases Class A shares of the Fund directly from the Trust, the Distributor, or a broker-dealer that is affiliated with the Distributor with proceeds from sales of Institutional Class shares of another Nationwide Fund.

2.
The list of investors who are eligible to purchase Institutional Service Class shares, under the heading “Institutional Service Class Shares” on page 11 of the Prospectus, is supplemented with the following:

•	current holders of Institutional Service Class shares of any Nationwide Fund.

3.	The following modifies the information found on page 15 of the Prospectus under the heading “Exchanging Shares”:

No minimum investment requirement shall apply to holders of Institutional Service Class shares seeking to exchange such shares for Institutional Service Class shares of another Fund where such Institutional Service Class shares had been designated as Class D shares at the close of business on July 31, 2012.

4.	The Fund may, under circumstances it deems to be appropriate, accept cashier’s checks for the purchase of shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.